                       PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Pledge Agreement") is made by RAYMOND L. WHITE ("PLEDGOR"), in favor of DNA SCIENCES, INC. ("PLEDGEE").

     WHEREAS, Pledgor has concurrently herewith executed that certain Full Recourse Secured Promissory Note (the "NOTE") in favor of Pledgee in the aggregate principal amount of Three Hundred Thousand Dollars ($300,000); and

     WHEREAS, Pledgee is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the collateral (as defined below);

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, AND INTENDING TO BE LEGALLY BOUND, PLEDGOR HEREBY AGREES AS
FOLLOWS:

     1. As collateral security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges to Pledgee, and grants to Pledgee, a first priority security interest in all shares of capital stock of the Pledgee now owned or in the future acquired by the undersigned pursuant to undersigned's exercise of rights under that incentive stock option agreement, dated July 27, 2000, covering one hundred fifty thousand (150,000) shares of common stock (attached hereto as Exhibit A), (the "Option") which shall be delivered to be deposited with Pledgee on the date the Option is exercised by the undersigned, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

     2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (a) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (b) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts


                                1.

and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (c) insure, process and preserve the collateral; (d) cause the collateral to be transferred to its name or to the name of its nominee; (e) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

     3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

     5. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of the undersigned shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (a) failure to keep or perform any of the terms or provisions of this agreement; (b) default in the payment of principal or interest when due; (c) the levy of any attachment, execution or other process against the collateral; or (d) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

     6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; PROVIDED, HOWEVER, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

     7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

     8. Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

     9. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

     10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

     11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

     12. Pledgee agrees that so long as the indebtedness is not in default, shares of DNA Sciences, Inc. common stock held hereunder as collateral for the indebtedness shall be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each $1.50 of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein or from the Repurchase Option of the Unvested Shares, set forth in the Early Exercise Stock Purchase Agreement, if any, between the parties to this Pledge Agreement.

     13. The rights, powers and remedies given to Pledgee by this agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Pledgee may exercise its Pledgee's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

     14. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

     15. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of California as applied to contracts made and performed entirely within the State of California by residents of such State.


     Dated: July 27, 2000


                                       /s/ Ray White
                                       ---------------------------------------
                                       RAYMOND L. WHITE

                      FULL RECOURSE SECURED PROMISSORY NOTE

                                                                   July 27, 2000
$300,000                                               Mountain View, California


           FOR VALUE RECEIVED, RAYMOND L. WHITE (the "EMPLOYEE"), an employee of DNA SCIENCES, INC. (the "COMPANY"), hereby unconditionally promises to pay to the order of the Company, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Hundred Thousand Dollars ($300,000) (the "LOAN"), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

           It is the intent of the parties is that the purpose of this Note is not for consumer, family or household purposes.

           This Full Recourse Secured Promissory Note is the Note referred to in and is executed and delivered in connection with (i) that certain Pledge Agreement dated as of even date herewith and executed and delivered by Employee in favor of Company (as the same may from time to time be amended, modified or supplemented or restated, the "PLEDGE AGREEMENT") and (ii) that certain Continuing Personal Guaranty dated as of even date herewith and executed and delivered by Hugh Y. Reinhoff Jr. ("GUARANTOR") in favor of Company (as the same may from time to time be amended, modified or supplemented or restated, the "GUARANTY"). Additional rights of Company are set forth in the Pledge Agreement and the Guaranty.

           1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable upon the earlier to occur of (a) five (5) years from the date hereof (the "MATURITY DATE") and (b) an Event of Default (as defined in Section 8), and may be prepaid by Employee at any time prior to the Maturity Date without penalty. Moreover, Employee promises to make annual payments on the dates and in the amounts listed below:

------------------------------------------- -----------------------------------------------
            PAYMENT DUE DATE                            AMOUNT OF PAYMENT DUE
------------------------------------------- -----------------------------------------------
              July 27, 2001                                    $48,990
------------------------------------------- -----------------------------------------------
              July 27, 2002                                    $37,091
------------------------------------------- -----------------------------------------------
              July 27, 2003                                    $35,192
------------------------------------------- -----------------------------------------------
              July 27, 2004                                    $33,293
------------------------------------------- -----------------------------------------------
              July 27, 2005                                    $191,394
------------------------------------------- -----------------------------------------------

           2. INTEREST RATE. Employee further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at a rate of interest of six and thirty-three hundredths percent (6.33%) per annum compounded annually, the applicable Federal rate, pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, and shall be calculated on the basis of a 360 day year for

                                  1.

the actual number of days elapsed. Interest shall be compounded annually and shall be payable annually in arrears.

           3. CASH BONUS PREPAYMENTS. Employee further agrees that commencing in the Company's fiscal year 2001 and thereafter, any annual cash bonus the Employee receives from the Company, pursuant to that letter agreement dated July 27, 2000 (but not including the amount of any tax gross-up made with respect to such cash bonus), shall be applied as a prepayment on this Note.

           4. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of the Company unless another place of payment shall be specified in writing by the Company.

           5. APPLICATION OF PAYMENTS. Payments on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.

           6. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security in Section 7 herein; PROVIDED HOWEVER, that recourse is not limited in any way and may be had as to all the assets of the undersigned. Employee shall not directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against any lien on or in the Collateral, or in any portion thereof

           7. SECURITY INTEREST. As security for Employee's obligations and liabilities to the Company whether now existing or hereafter arising under this Note (the "OBLIGATIONS") Employee has pledged and granted to the Company a first priority security interest in all shares of capital stock of the Company ("SHARES") now owned or in the future acquired by Employee pursuant to Employee's exercise of rights under that incentive stock option agreement, dated July 27, 2000, covering one hundred fifty thousand (150,000) shares of common stock ("OPTION") (attached hereto as Exhibit A) (the "COLLATERAL") pursuant to the terms and conditions of the Pledge Agreement. The Note is further secured by a continuing personal guaranty by Guarantor of seventy-five thousand dollars ($75,000) of the Obligations pursuant to the terms and conditions of the Guaranty. Employee agrees that as a condition precedent to the exercise of Employee's rights under the Options or any other compensatory stock award received from the Company to deliver to and deposit with the Secretary of the Company or the Secretary's designee (the "ESCROW AGENT") six (6) duly endorsed stock assignments in a form satisfactory to the Company together with a certificate or certificates evidencing all of the Shares so acquired; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Escrow Instructions of the Company and Employee, which instructions shall set forth such terms as shall be determined by the Company. Employee shall not (1) sell, transfer, or otherwise dispose of the Collateral without prior written consent of the Company, and in any event shall immediately pay to the Company the proceeds of such sale, transfer or other disposition; or (2) directly or indirectly, create or permit any lien on the Collateral or any portion of it. Employee agrees to defend the Collateral against and take any action that may be required to remove any such lien and agrees to take such additional actions (including without limitation, filing a Form UCC-1) as may be necessary or advisable at the reasonable request of the Company to perfect and continue the Company's security interest in the Collateral.

           8. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

                                  2.

                     (a) Employee fails to pay timely any of the principal amount due under this Note the date that same becomes due and payable or any accrued interest or other amounts due under this Note, if any, on the date that same becomes due and payable, or fails to perform any other obligation hereunder;

                     (b) Employee files a petition or action for relief under any bankruptcy insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

                     (c) An involuntary petition is filed against Employee (unless such petition is dismissed or discharged within sixty
(60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Employee; or

                     (d) Employee defaults on an obligation contained in the Pledge Agreement; or

                     (e) Guarantor defaults on an obligation contained in the Guaranty; or

                     (f) Employee's employment by or association with the Company is terminated for any reason or no reason, including, without limitation, death of Employee.

           Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder, if any, shall at the option of the Company, and in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law. Notwithstanding the foregoing, if an Event of Default has occurred under (f) above due to, in the Company's sole discretion, no malfeasance or misfeasance on the part of the Employee, this Note shall be accelerated only after thirty (30) days' notice to Employee or any successor. The Company shall have all rights and may exercise any remedies available to it under the law, successively or concurrently. Employee expressly acknowledges and agrees that the Company shall have the right to offset obligations of the Employee hereunder against salaries, bonuses or other amounts that may be payable to Employee by the Company. The decision of the Company not to accelerate payments upon the occurrence of any particular Event of Default shall not be construed to limit Company's rights under this Note in the event of the occurrence of a separate Event of Default.

           9. ACCELERATION. The Company may, at its option and its sole discretion, declare the then outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, to be immediately due and payable in the event Employee fails to or refuses to cooperate with the Company in procuring a security interest in the Collateral, including, without limitation, complying with the provisions of Section 7 herein.

           10. WAIVER. Employee waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorney's fees, costs and other expenses.

           The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

                                  3.

           11. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdictions.

           12. SUCCESSOR AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successors to Employee and shall extend to any holder hereof. Employee shall not, without the prior consent of holder, assign any of its rights or obligations hereunder.

           Date:  July 27, 2000



                                          RAYMOND L. WHITE

                                              /s/ Ray White
                                          --------------------------------------

                                          Address:   711 18th Ave
                                                  ------------------------------

                                                     Salt Lake City
                                                  ------------------------------

                                                     Utah 84103
                                                  ------------------------------

                                            4.

                                    EXHIBIT A

                   INCENTIVE STOCK OPTION, DATED JULY 27, 2000










                                            5.

                               DNA SCIENCES, INC.

                            STOCK OPTION GRANT NOTICE
                   (OUTSIDE OF THE 2000 EQUITY INCENTIVE PLAN)

     DNA SCIENCES, INC., a Delaware corporation (the "Company"), pursuant to this Stock Option Grant Notice (the "Grant Notice") and the Stock Option Agreement attached hereto as Attachment I (the "Stock Option Agreement"), hereby grants to Optionholder a nonstatutory stock option to purchase the number of shares of the Company's common stock (the "Shares") set forth below. This stock option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This stock option is not subject to, and is granted outside of, the Company's 2000 Equity Incentive Plan. This stock option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement and the Notice of Exercise attached hereto as Attachment II (the "Notice of Exercise") which are incorporated herein in their entirety.

     OPTIONHOLDER:                          Raymond White
     DATE OF GRANT:                         October 3, 2000
     TYPE OF OPTION:                        Nonstatutory Stock Option
     SHARES SUBJECT TO OPTION:              One Hundred Fifty Thousand (150,000) shares of common stock
     EXERCISE PRICE PER SHARE:              $1.50
     EXPIRATION DATE:                       October 2, 2008
     VESTING SCHEDULE:                      See Exhibit A
     EXERCISE SCHEDULE:                     Early Exercise Permitted


PAYMENT: Payment of the stock option exercise price may be made in cash, check or any other method provided in the Stock Option Agreement.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt or, and understands and agrees to, this Grant Notice and the Stock Option Agreement. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice and the Stock Option Agreement set for the entire understanding between the Optionholder and the Company regarding the acquisition of the Shares and supersedes all prior oral and written agreements on that subject. At the time this stock option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the undersigned Optionholder hereby authorizes withholding from payroll and any other amounts payable to him, and otherwise agrees to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate of the Company (as defined in the Stock Option Agreement), if any, which arise in connection with this stock option.

DNA SCIENCES, INC.                                                     RAYMOND WHITE

By:
   --------------------------------------------------                  --------------------------------------------
                  Signature                                                             Signature

Title:                                                                 Date:
      -----------------------------------------------                       ---------------------------------------

Date:
     ------------------------------------------------

Exhibit A:  Vesting Schedule
Attachment I:  Stock Option Agreement; Attachment II:  Notice of Exercise

                                       1.

                                    EXHIBIT A

                                VESTING SCHEDULE

Subject to the last sentence of this Exhibit A, fifty percent (50%) of the Shares shall begin to vest on the date that any two (2) of the following milestones have been achieved, as reasonably determined by the Company in its sole discretion:

     - Assemble a network of geneticists, scientists and MDs acceptable to the Company to support and validate each of the Company's scientific activities for five (5) diseases, including the patient recruitment strategy to support and successfully complete each of the Company's scientific activities in these diseases by July 1, 2001.

     - Help the Company in securing three (3) major collaborations based upon anticipated or generated experimental results by July 1, 2000, each such deal providing in excess of $50 million in recognized revenue over the ensuing three (3) years (2001-2003).

     - Establish a clear, scientifically validated path to medically and commercially important scientific outcomes in at least three (3) genetic studies investigating the underlying genetic basis of disease by Q4 2001 and submitting at least one (1) paper and one (1) patent application from each of these results by December 31, 2001.

The remaining fifty percent (50%) of the Share shall begin to vest on the date on which the third (3rd) milestone is achieved.

Once vesting begins, as set forth above, the Shares shall vest in equal monthly installments ending on October 3, 2006.

Notwithstanding the foregoing, in no event shall less than one-hundred percent (100%) of the Shares vest later than October 3, 2006 if you are providing Continuous Service to the Company on such date.

                                       2.

                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT

                                       3.

                               DNA SCIENCES, INC.

                             STOCK OPTION AGREEMENT

     Pursuant to the Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement, DNA SCIENCES, INC. (the "Company") has granted to you a nonstatutory stock option to purchase the number of shares of the Company's common stock (the "Common Stock") indicated in your Grant Notice at the exercise price indicated in your Grant Notice.

     This stock option is granted in connection with and in furtherance of the Company's compensatory benefit plan for the Company's employees (including officers), directors and consultants. This stock option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This stock option is granted outside of, and is not subject to, the Company's 2000 Equity Incentive Plan.

     The details of your option are as follows:

     1. VESTING. Subject to the limitations contained herein, your option will vest as provided in Exhibit A of your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service as defined below.

     2. NUMBER OF SHARES AND EXERCISE PRICE.

          (a) The number of shares of Common Stock subject to your option and your exercise price per share is set forth in your Grant Notice and may be adjusted from time to time upon certain changes in stock as provided in subsection 10(a) below.

          (b) For purposes of this Stock Option Agreement, "Fair Market Value" means, as of any date, the value of the Common Stock as follows:

               (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board of Directors of the Company (the "Board") deems reliable.

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     3. EXERCISE PRIOR TO VESTING ("EARLY EXERCISE"). If permitted in your Grant Notice (i.e., the "Exercise Schedule" indicates that "Early Exercise" of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and
(ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:

                                       4.

          (a) a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

          (b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement; and

          (c) you shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

     4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or one or more of the following:

          (a) In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly, pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly, by delivery of already-owned shares of Common Stock held for the period required to avoid a charge to the Company's reported earnings (generally six (6) months) or that were acquired, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and valued at is Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

     5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

     6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

                                       5.

     7. TERM. The term of your option commences on the Date of Grant and expires upon the EARLIEST of the following:

          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death; PROVIDED that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the preceding section relating to "Securities Law Compliance," your option shall not expire until the earlier of the Expiration Date indicated in your Grant Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;

          (c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

          (d) the Expiration Date indicated in your Grant Notice; or

          (e) the eight (8th) anniversary of the Date of Grant.

     For purposes of this stock option, "Continuous Service" means that your service with the Company or an Affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated. Your Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which you render services to the Company or an Affiliate of the Company as an employee, director or consultant or a change in the entity for which you render such services, provided that there is no interruption or termination of the your Continuous Service. For example, a change in status from an employee of the Company to a consultant of an Affiliate of a Company or a director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. For purposes this stock option "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     For purposes of this stock option, "Disability" means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and (ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

                                       6.

     8. EXERCISE.

          (a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

          (c) By exercising your option you agree that the Company (or a representative of the underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this subsection 8(c) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

     9. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

     10. ADJUSTMENTS UPON CHANGES IN STOCK.

          (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to this stock option without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), this stock option shall be appropriately adjusted in the class(es) and number of shares and price per share of securities subject to the option. Such adjustments shall be made by the Board, determination of which shall be final, binding and conclusive. (The

                                       7.

conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

          (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company; then this stock option shall terminate immediately prior to such event.

          (c) ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Corporate Transaction"), then any surviving corporation or acquiring corporation may assume this stock option or may substitute a similar stock award (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for this stock option. In the event any surviving corporation or acquiring corporation does not assume this stock option or substitute a similar stock award for this stock option, provided your Continuous Service has not terminated, then the vesting of this stock option (and the time during which this stock option may be exercised) shall be accelerated in full, and this stock option shall terminate if not exercised at or prior to the Corporate Transaction.

     11. REPRESENTATIONS.

          (a) By executing the Grant Notice, you hereby warrant and represent that you are acquiring this stock option for your own account and that you have no intention of distributing, transferring or selling all or any part of this stock option except in accordance with the terms of this Stock Option Agreement and Section 25102(f) of the California Corporate Securities Law of 1968. You also hereby warrant and represent that you have either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect your own interests in connection with the grant of this stock option by virtue of your business or financial expertise or the business or financial expertise of any of your professional advisors who are unaffiliated with and who are not compensated by the Company or any of its Affiliates, directly or indirectly.

          (b) The Company may require you, as a condition of exercising or acquiring Common Stock under this stock option, (i) to give written assurances satisfactory to the Company as to your knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising this stock option; and (ii) to give written assurances satisfactory to the Company stating that you are acquiring Common Stock subject to this stock option for your own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon exercise of this stock option has been registered under a then current effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such

                                       8.

requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under this Stock Option Agreement as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     12. RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right. The Company's right of first refusal shall expire on the Listing Date.

     13. RIGHT OF REPURCHASE. To the extent provided in the Company's bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option. The Company right of repurchase shall expire on the date Listing Date.

     14. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate of the Company, or of the Company or an Affiliate of the Company to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate of the Company, their respective stockholders, Boards of Directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or an Affiliate of the Company.

     15. ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which the option may first be exercised or the time during which the option or any part thereof will vest, notwithstanding the provisions in the Grant Notice or this Stock Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

     16. STOCKHOLDER RIGHTS. You shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any shares of Common Stock subject to the option unless and until you have satisfied all requirements for exercise of the option pursuant to its terms.

     17. WITHHOLDING OBLIGATIONS.

          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate of the Company, if any, which arise in connection with your option.

          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company

                                       9.

may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility. Notwithstanding the foregoing, the Company shall not be authorized to withhold shares of Common Stock in excess of the minimum statutory withholding requirements for federal and state tax purposes, including payroll taxes.

          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein.

     18. NOTICES. Any notices provided for in your option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     19. CHOICE OF LAW. This stock option shall be governed by, and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     20. GOVERNING AUTHORITY. This stock option is subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company. This authority shall be exercised by the Board, or by a committee of one or more members of the Board in the event that the Board delegates its authority to a committee. The Board, in the exercise of this authority, may correct any defect, omission or inconsistency in this stock option in a manner and to the extent the Board shall deem necessary or desirable to make this stock option fully effective. References to the Board also include any committee appointed by the Board to administer and interpret this stock option. Any interpretations, amendments, rules and regulations promulgated by the Board shall be final and binding upon the Company and its successors in interest as well as you and your heirs, assigns, and other successors in interest.

     21. AMENDMENT OF OPTION. The Board at any time, and from time to time, may amend the terms of this stock option; PROVIDED, HOWEVER, that the rights under this stock option

                                      10.

shall not be impaired by any such amendment unless (i) the Company requests your consent and (ii) you consent in writing.

                                      11.

                                  ATTACHMENT II

                               NOTICE OF EXERCISE

                                      12.

                                  ATTACHMENT II

                               NOTICE OF EXERCISE

DNA SCIENCES, INC.
2375 Garcia Avenue
Mountain View, CA 94043
                                                     Date of Exercise:
                                                                      ----------


Ladies and Gentlemen:

     This constitutes notice under my nonstatutory stock option that I elect to purchase the number of shares for the price set forth below.

         Stock option dated:                                  October 3, 2000

         Number of shares as
         to which option is
         exercised:
                                                              --------------------------

         Certificate to be
         issued in name of:
                                                              --------------------------

         Total exercise price:                                $
                                                               -------------------------

         Cash payment (or check)
         delivered herewith:                                  $
                                                               -------------------------

         Value of DNA Sciences, Inc.
         shares of Common Stock delivered
         herewith(1):                                         $
                                                               -------------------------

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Stock Option Grant Notice and Stock Option Agreement and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

     I hereby make the following statements with respect to the shares of the Company common stock (the "Shares"), which are being acquired by me for my own account upon this exercise of the option as set forth above:


--------
(1) Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

                                      13.

     I warrant and represent that I am acquiring the Shares for my own account and that I have no intention of distributing, transferring or selling all or any part of the Shares except in accordance with the terms of the option agreement and Section 25102(f) of the California Corporate Securities Law of 1986. I also hereby warrant and represent that I have either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect my own interests in connection with the sale of the Shares by virtue of my own business or financial expertise or the business or financial expertise of my professional advisors who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

     I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. I am aware that among the conditions imposed on the transfer of the Shares is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

     I acknowledge and agree that the Shares being acquired by me must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I acknowledge and agree that the Company has no obligation to register the Shares or to comply with any exemption from such registration. I acknowledge and agree that under Rule 144, as an affiliate of the Company, I will not be able to resell the Shares without observing all restrictions imposed by Rule 144.

     I acknowledge and agree that all certificates representing any of the Shares subject to the provisions of the option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

     I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my Shares until the end of such period.

                                        Very truly yours,


                                        -----------------------------------
                                        RAYMOND WHITE

                                      14.